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[LOGO]             BDO SEIDMAN, LLP              755 West Big Beaver, Suite 1900
BDO                Accountants and Consultants   Troy, Michigan 48084-0178
                                                 Telephone: (248) 362-2100
                                                 Fax: (248) 362-4469










January 22, 2001



Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on January 18, 2001, to be filed by our former client, Quest Biothechnology, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.


Very truly yours,

/s/ BDO Seidman, LLP
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BDO Seidman, LLP